SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 23, 2004



                  Exact Name of Registrant as specified
                  in its charter;
Commission        State of Incorporation;                     IRS Employer
File Number       Address and Telephone Number                Identification No.
-----------       ----------------------------                ------------------

1-14756           Ameren Corporation                               43-1723446
                  (Missouri Corporation)
                  1901 Chouteau Avenue
                  St. Louis, Missouri 63103
                  (314) 621-3222

1-2967            Union Electric Company                           43-0559760
                  (Missouri Corporation)
                  1901 Chouteau Avenue
                  St. Louis, Missouri 63103
                  (314) 621-3222

1-3672            Central Illinois Public Service Company          37-0211380
                  (Illinois Corporation)
                  607 East Adams Street
                  Springfield, Illinois 62739
                  (217) 523-3600

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333-56594         Ameren Energy Generating Company                 37-1395586
                  (Illinois Corporation)
                  1901 Chouteau Avenue
                  St. Louis, Missouri 63103
                  (314) 621-3222

2-95569           CILCORP Inc.                                     37-1169387
                  (Illinois Corporation)
                  300 Liberty Street
                  Peoria, Illinois 61602
                  (309) 677-5230

1-2732            Central Illinois Light Company                   37-0211050
                  (Illinois Corporation)
                  300 Liberty Street
                  Peoria, Illinois 61602
                  (309) 677-5230

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 23, 2004, Ameren Corporation ("Ameren") entered into an amendment (the "First Amendment") to the Stock Purchase Agreement, dated as of February 2, 2004, among Ameren, Dynegy Corporation ("Dynegy") and certain subsidiaries of Dynegy, setting forth the terms and conditions pursuant to which Ameren will acquire Illinois Power Company ("IPC"), a subsidiary of Dynegy, and Dynegy's 20 percent interest in Electric Energy, Inc. The Stock Purchase Agreement is included as an exhibit to the registrant's Form 8-K filed on February 3, 2004. The First Amendment modifies certain schedules and certain ancillary agreements to the Stock Purchase Agreement, and extends the period for certain pre-closing actions to be taken by the parties. In addition, on March 24, 2004, Ameren and IPC jointly filed with the Illinois Commerce Commission their request for expedited review and approval of the transactions contemplated by the Stock Purchase Agreement, as amended by the First Amendment. The acquisition is also subject to the approval of the Federal Energy Regulatory Commission, the Securities and Exchange Commission, the Federal Communications Commission and to the expiration of the waiting period under the Hart-Scott-Rodino Act. The remaining regulatory filings are expected to be made within the next several weeks.


         Included as Exhibit 2.1 is the text of the First Amendment, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) The following exhibits are included with this Report:

         Exhibit
            No.       Description
         --------     -----------

           2.1 Amendment No. 1 to Stock Purchase Agreement, dated as of March 23, 2004, among Ameren, Dynegy, Illinova Corporation and Illinova Generating Company.



         The combined Form 8-K is being filed separately by Ameren, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc. and Central Illinois Light Company (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.



                                              AMEREN CORPORATION
                                                 (Registrant)

                                                 /s/ Martin J. Lyons
                                           ------------------------------
                                                    Martin J. Lyons
                                            Vice President and Controller

                                            (Principal Accounting Officer)



                                               UNION ELECTRIC COMPANY
                                                    (Registrant)

                                                 /s/ Martin J. Lyons
                                           ------------------------------
                                                    Martin J. Lyons
                                            Vice President and Controller

                                            (Principal Accounting Officer)



                                      CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                                    (Registrant)

                                                  /s/ Martin J. Lyons
                                           ------------------------------
                                                     Martin J. Lyons
                                            Vice President and Controller

                                            (Principal Accounting Officer)



                                          AMEREN ENERGY GENERATING COMPANY
                                                     (Registrant)

                                                /s/ Martin J. Lyons
                                           ------------------------------
                                                   Martin J. Lyons
                                            Vice President and Controller
                                            (Principal Accounting Officer)

                                                     CILCORP Inc.
                                                     (Registrant)

                                                 /s/ Martin J. Lyons
                                           ------------------------------
                                                    Martin J. Lyons
                                            Vice President and Controller
                                            (Principal Accounting Officer)



                                           Central Illinois Light Company
                                                     (Registrant)

                                                 /s/ Martin J. Lyons
                                           ------------------------------
                                                    Martin J. Lyons
                                            Vice President and Controller
                                            (Principal Accounting Officer)


Date:  March 24, 2004

                                  Exhibit Index

Exhibit No.                     Description
-----------                     -----------

2.1 Amendment No. 1 to Stock Purchase Agreement, dated as of March 23, 2004, among Ameren, Dynegy, Illinova Corporation and Illinova Generating Company.